Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul J. Evans, Vice President, Chief Financial Officer and Treasurer of MYR Group, Inc.(the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)                                     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)                                     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2014	/S/ PAUL J. EVANS

Vice President, Chief Financial Officer and Treasurer